PHOENIX INVESTMENT SERIES FUND
                          PHOENIX INCOME & GROWTH FUND

               Supplement dated January 24, 2007 to the Prospectus
            dated August 31, 2006, as supplemented December 6, 2006

IMPORTANT NOTICE TO INVESTORS

The Phoenix Income & Growth Fund (the "fund") has added "Loan Participations" as a type of investment it may use in pursuit of its investment objective. Accordingly, the current Prospectus is hereby supplemented as described below.

On page 19, in the "Additional Investment Techniques" section, the following subsection is added:

         LOAN PARTICIPATIONS

         The Income & Growth Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower's principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 693/LoanPart (1/07)

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                         PHOENIX INVESTMENT SERIES FUND
                          PHOENIX INCOME & GROWTH FUND

  Supplement dated January 24, 2007 to the Statement of Additional Information dated August 31, 2006, as supplemented December 6, 2006

IMPORTANT NOTICE TO INVESTORS

The Phoenix Income & Growth Fund (the "Fund") has added "Loan Participations" as a type of investment it may use in pursuit of its investment objective. Accordingly, the current Statement of Additional Information is hereby supplemented as described below.

On page 3, in the "Investment Techniques and Risks" section, the following subsection is added:

         LOAN PARTICIPATIONS

         The Income & Growth Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.

PXP 693B/LoanPart (1/07)